Fee Waiver Schedule

SCHEDULE A

As of July 1, 2024

Columbia Funds Series Trust

Columbia California Intermediate Municipal Bond Fund1

Columbia Capital Allocation Moderate Aggressive Portfolio2,6

Columbia Capital Allocation Moderate Conservative Portfolio2,6

Columbia Convertible Securities Fund1

Columbia Large Cap Growth Opportunity Fund1

Columbia Large Cap Enhanced Core Fund1

Columbia Large Cap Index Fund1

Columbia Mid Cap Index Fund1

Columbia Overseas Value Fund1

Columbia Select Large Cap Equity Fund1

Columbia Select Mid Cap Value Fund1

Columbia Short Duration Municipal Bond Fund1

Columbia Short Term Bond Fund1

Columbia Small Cap Index Fund1

Columbia Small Cap Value Fund II1

Columbia Funds Series Trust I

Columbia Adaptive Risk Allocation Fund3

Columbia Balanced Fund1

Columbia Bond Fund1

Columbia Contrarian Core Fund1

Columbia Corporate Income Fund1

Columbia Dividend Income Fund1

Columbia Emerging Markets Fund4

Columbia Global Technology Growth Fund1

Columbia Greater China Fund1

Columbia High Yield Municipal Fund1

Columbia Intermediate Duration Municipal Bond Fund1

Columbia International Dividend Income Fund1

Columbia Large Cap Growth Fund1

Columbia Massachusetts Intermediate Municipal Bond Fund1

Columbia Multi Strategy Alternatives Fund1

Columbia New York Intermediate Municipal Bond Fund1

Columbia Oregon Intermediate Municipal Bond Fund1

Columbia Real Estate Equity Fund1

Columbia Select Large Cap Growth Fund1

Columbia Select Mid Cap Growth Fund1

Columbia Small Cap Growth Fund1

Columbia Small Cap Value Fund I1

Columbia Strategic California Municipal Income Fund1

Columbia Strategic Income Fund4

Columbia Strategic New York Municipal Income Fund1

Columbia Tax-Exempt Fund1

Columbia Total Return Bond Fund4

Columbia U.S. Treasury Index Fund1

Columbia Ultra Short Term Bond Fund1

Multi-Manager Alternative Strategies Fund1

Multi-Manager Directional Alternatives Strategies Fund1

Multi-Manager Growth Strategies Fund1

Multi-Manager International Equity Strategies Fund1

Multi-Manager Small Cap Equity Strategies Fund1

Multi-Manager Total Return Bond Strategies Fund1

Multisector Bond SMA Completion Portfolio5

Overseas SMA Completion Portfolio5

Columbia Funds Series Trust II

Columbia Capital Allocation Aggressive Portfolio2,6

Columbia Capital Allocation Conservative Portfolio2,6

Columbia Capital Allocation Moderate Portfolio2,6

Columbia Commodity Strategy Fund1

Columbia Disciplined Core Fund1

Columbia Disciplined Growth Fund1

Columbia Disciplined Value Fund1

Columbia Dividend Opportunity Fund1

Columbia Emerging Markets Bond Fund1

Columbia Flexible Capital Income Fund1

Fee Waiver Schedule

Columbia Floating Rate Fund1

Columbia Global Opportunities Fund1,6

Columbia Global Value Fund1

Columbia Government Money Market Fund1

Columbia High Yield Bond Fund1

Columbia Income Builder Fund1,6

Columbia Income Opportunities Fund1

Columbia Integrated Large Cap Growth Fund1

Columbia Integrated Large Cap Value Fund1

Columbia Integrated Small Cap Growth Fund1

Columbia Large Cap Value Fund1

Columbia Limited Duration Credit Fund1

Columbia Minnesota Tax-Exempt Fund1

Columbia Mortgage Opportunities Fund1

Columbia Overseas Core Fund1

Columbia Pyrford International Stock Fund1

Columbia Quality Income Fund1

Columbia Select Global Equity Fund1

Columbia Select Large Cap Value Fund1

Columbia Select Small Cap Value Fund1

Columbia Seligman Global Technology Fund1

Columbia Seligman Technology and Information Fund1

Columbia Short-Term Cash Fund1

Columbia Strategic Municipal Income Fund1

Columbia Ultra Short Duration Municipal Bond Fund3

Multi-Manager Value Strategies Fund1

Columbia Funds Variable Insurance Trust

Columbia Variable Portfolio – Contrarian Core Fund1

Columbia Variable Portfolio – Long Government/Credit Bond Fund1

Columbia Variable Portfolio – Small Cap Value Fund1

Columbia Variable Portfolio – Small Company Growth Fund1

Columbia Variable Portfolio – Strategic Income Fund1

Variable Portfolio – Managed Risk Fund3,6

Variable Portfolio – Managed Risk U.S. Fund3,6

Variable Portfolio – Managed Volatility Conservative Fund3,6

Variable Portfolio – Managed Volatility Conservative Growth Fund3,6

Variable Portfolio – Managed Volatility Growth Fund3,6

Variable Portfolio – U.S. Flexible Conservative Growth Fund3,6

Variable Portfolio – U.S. Flexible Growth Fund3,6

Variable Portfolio – U.S. Flexible Moderate Growth Fund3,6

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Balanced Fund1

Columbia Variable Portfolio – Commodity Strategy Fund1

Columbia Variable Portfolio – Core Equity Fund1

Columbia Variable Portfolio – Disciplined Core Fund1

Columbia Variable Portfolio – Dividend Opportunity Fund1

Columbia Variable Portfolio – Emerging Markets Bond Fund1

Columbia Variable Portfolio – Emerging Markets Fund1

Columbia Variable Portfolio – Global Strategic Income Fund1

Columbia Variable Portfolio – Government Money Market Fund1

Columbia Variable Portfolio – High Yield Bond Fund1

Columbia Variable Portfolio – Income Opportunities Fund1

Columbia Variable Portfolio – Intermediate Bond Fund1

Columbia Variable Portfolio – Large Cap Growth Fund1

Columbia Variable Portfolio – Large Cap Index Fund1

Columbia Variable Portfolio – Limited Duration Credit Fund1

Columbia Variable Portfolio – Overseas Core Fund1

Columbia Variable Portfolio – Select Large Cap Equity Fund1

Columbia Variable Portfolio – Select Large Cap Value Fund1

Columbia Variable Portfolio – Select Mid Cap Growth Fund1

Columbia Variable Portfolio – Select Mid Cap Value Fund1

Columbia Variable Portfolio – Select Small Cap Value Fund1

Columbia Variable Portfolio – Seligman Global Technology Fund1

Columbia Variable Portfolio – U.S. Government Mortgage Fund1

CTIVP® – American Century Diversified Bond Fund1

CTIVP® – BlackRock Global Inflation-Protected Securities Fund1

CTIVP® – CenterSquare Real Estate Fund1

CTIVP®– MFS® Value Fund1

CTIVP® – Principal Blue Chip Growth Fund1

Fee Waiver Schedule

CTIVP® – T. Rowe Price Large Cap Value Fund1

CTIVP® – TCW Core Plus Bond Fund1

CTIVP® – Victory Sycamore Established Value Fund1

CTIVP®– Westfield Mid Cap Growth Fund1

CTIVP®– Westfield Select Large Cap Growth Fund1

Variable Portfolio – Aggressive Portfolio1

Variable Portfolio – Conservative Portfolio1

Variable Portfolio – Managed Volatility Moderate Growth Fund3,6

Variable Portfolio – Moderate Portfolio1,6

Variable Portfolio – Moderately Aggressive Portfolio1,6

Variable Portfolio – Moderately Conservative Portfolio1,6

Variable Portfolio – Partners Core Bond Fund1

Variable Portfolio – Partners Core Equity Fund1

Variable Portfolio – Partners International Core Equity Fund1

Variable Portfolio – Partners International Growth Fund1

Variable Portfolio – Partners International Value Fund1

Variable Portfolio – Partners Small Cap Growth Fund1

Variable Portfolio – Partners Small Cap Value Fund1

[1]

The following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board.

[2]

The following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: management service fee, taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board.

[3]

The following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board.

[4]

The following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board.

[5]

The following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board.

[6]	Fund has a Management Fee schedule that explicitly contemplates investment in Affiliated Underlying Funds.

Fee Waiver Schedule

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A as of June 27, 2024.

COLUMBIA FUNDS SERIES TRUST

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA FUNDS SERIES TRUST II

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

COLUMBIA FUNDS VARIABLE SERIES TRUST II

Each for itself and on behalf of its respective series listed on this Schedule A

By:	/s/ Daniel J. Beckman
Name:	Daniel J. Beckman
Title:	President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Michael G. Clarke
Name:	Michael G. Clarke
Title:	Senior Vice President and North America Head of Operation & Investor Services

COLUMBIA MANAGEMENT INVESTMENT DISTRIBUTORS, INC.

By:	/s/ Marc Zeitoun
Name:	Marc Zeitoun
Title:	Vice President and Head of North America Product

COLUMBIA MANAGEMENT INVESTMENT SERVICES CORP.

By:	/s/ Lyn Kephart - Strong
Name:	Lyn Kephart - Strong
Title:	President